EXHIBIT 21.01
SUBSIDIARIES OF REGISTRANT

Name of Subsidiary	Jurisdiction of Organization

Flextronics Holding GmbH	Austria
Flextronics International GmbH	Austria
Flextronics International GmbH & Co. Mfg. KG	Austria
Flextronics Bermuda Ltd.	Bermuda
Flextronics Global Procurement Ltd.	Bermuda
Flextronics International (Bermuda) Ltd.	Bermuda
Chatham Technologies Do Brasil Ltda	Brazil
Flextronics Armazens Gerais Ltda	Brazil
Flextronics International da Amazonia Ltda.	Brazil
Flextronics International Equipamentos e Servicos Ltda.	Brazil
Flextronics International Industrial Ltda.	Brazil
Flextronics International Tecnologia Ltda.	Brazil
Garner Prestadora de Servicos de Assessoria e Consultoria Ltda.	Brazil
Multek Brasil Ltda.	Brazil
The DII Group (B.V.I) Co. Limited	British Virgin Islands
2005878 Ontario Inc.	Canada
Flextronics (Canada) Inc.	Canada
Flextronics Canada Design Services, Inc.	Canada
Flextronics International Sales Ltd.	Cayman Islands
Flextronics Tecnologia Do Brasil Ltd.	Cayman Islands
Saras Software Systems Ltd.	Cayman Islands
Flextronics (Beijing) Electronics Co., Ltd	China
Flextronics Computer (Shanghai) Ltd.	China
Flextronics Electron (Shanghai) Co., Ltd	China
Flextronics Enclosures (Zhuhai) Co., Ltd.	China
Flextronics Enclosure Systems (Changzhou) Ltd.	China
Flextronics Enclosure (Shenzhen) Ltd.	China
Flextronics Enclosures (Hong Kong) Ltd.	China
Flextronics Industrial (Shenzhen) Co., Ltd.	China
Flextronics Industrial (Zhuhai) Co., Ltd.	China
Flextronics Industries (H.K.) Ltd	China
Flextronics Logistics (Hong Kong) Ltd	China
Flextronics Logistics (Shanghai) Co., Ltd.	China
Flextronics Logistics (Zhuhai) Co., Ltd.	China
Flextronics Manufacturing (Shanghai) Co., Ltd.	China
Flextronics Plastic (Shanghai) Co. Ltd.	China
Flextronics Plastic Technology (Shenzhen) Ltd.	China
Flextronics Technology (Shenzhen) Co., Ltd.	China
Flextronics Technology (Shanghai) Co., Ltd.	China
Flextronics Technology (Zhuhai) Co., Ltd.	China
Multek (FTZ) Limited	China
Multek China Limited	China
Multek Electronics Limited	China

Multek Industries Limited	China
Multek Technology (Zhuhai) Co Limited	China
Multek Zhuhai Limited	China
Flextronics Design S.R.O.	Czech Republic
Flextronics International s.r.o	Czech Republic
Flextronics International Denmark A/S	Denmark
Flextronics International Manufacturing Denmark ApS	Denmark
Industrivej 30 Pandrup APS	Denmark
Flextronics Holding Finland Oy	Finland
Flextronics International Finland Oy	Finland
Flextronics ODM Finland Oy	Finland
Holding Finland Oy	Finland
Ojala-Yhtyma Oy	Finland
Chatham Technologies Holding France S.A.S.	France
Flextronics Chateaudun S.N.C.	France
Flextronics Holding France S.A.	France
Flextronics International France S.A.	France
Flextronics Laval S.N.C.	France
Flextronics St-Etienne S.N.C.	France
Grolleau S.A.S.	France
Flextronics Germany Holding GmbH	Germany
Flextronics International Germany GmbH & Co. KG	Germany
Flextronics Network Services GmbH	Germany
Flextronics Verwaltungs GmbH	Germany
Frog Design Europe GmbH	Germany
Multilayer Technology GmbH & Co. KG	Germany
Multilayer Technology Geschaeftstuehrungs GmbH	Germany
Astron Group Limited	Hong Kong
Charter Pacific Industries Ltd.	Hong Kong
Flextronics Manufacturing (HK) Limited	Hong Kong
Flextronics Plastics (Asia Pacific) Ltd.	Hong Kong
Multek Hong Kong Limited	Hong Kong
The DII Group Asia Limited	Hong Kong
Vastbright PCB (Holding) Limited	Hong Kong
Broadway Industrial Hungary Kft.	Hungary
Flextronics International Kft.	Hungary
Flextronics Logistics Kft.	Hungary
Flextronics Technologies (India) Pvt. Ltd.	India
AvniSoft Systems Private Limited	India
Emuzed India PVT Ltd.	India
Flextronics Design Limited	India
Future Software Limited	India
Flextronics Software Systems Limited	India
PT Flextronics Network Services Indonesia	Indonesia
Flextronics International Ireland Limited	Ireland
Flextronics Ireland Limited	Ireland
Flextronics LMS Limited	Ireland
Flextronics Logistics Limited	Ireland

Flextronics Research & Development Limited	Ireland
IEC Holdings Limited	Ireland
Irish Express Cargo Limited	Ireland
Irish Express Cargo Technology Software Limited	Ireland
Irish Express Logistics Limited	Ireland
Lightning Metal Specialities E.M.F. Limited	Ireland
Flextronics OTM Ltd.	Israel
Flextronics (Israel) Ltd.	Israel
Flextronics Design SRL	Italy
Flextronics Italy S.P.A.	Italy
Flextronics S.R.L.	Italy
Frog Design S.R.L.	Italy
Flextronics Aichi K.K.	Japan
Flextronics Design Japan K.K.	Japan
Flextronics Japan K.K.	Japan
Flextronics Technologies Japan KK	Japan
Flextronics Design Korea Ltd.	Korea
Flextronics ODM Luxembourg SA	Luxembourg
Flextronics Design Labuan Ltd.	Malaysia
Flextronics Ind. (Malaysia) Sdn. Bhd	Malaysia
Flextronics Industries Marketing (L) Ltd.	Malaysia
Flextronics International Aguascalientes (L) Ltd.	Malaysia
Flextronics International Latin America (L) Ltd.	Malaysia
Flextronics International Marketing (L) Ltd.	Malaysia
Flextronics International PS (L) Limited	Malaysia
Flextronics Logistics (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Marketing (L) Ltd.	Malaysia
Flextronics (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Manufacturing (M) Sdn. Bhd.	Malaysia
Flextronics Mechanicals Marketing (L) Ltd.	Malaysia
Flextronics Plastics (M) Sdn. Bhd.	Malaysia
Flextronics Sales & Marketing North Asia (L) Ltd.	Malaysia
Flextronics Technology (Malaysia) Sdn. Bhd.	Malaysia
Flextronics Technology (Shah Alam) Sdn. Bhd.	Malaysia
Flextronics Technology Sdn. Bhd.	Malaysia
Flextronics Electronics (Mauritius) Limited	Mauritius
Flextronics Industries (Mauritius) Limited	Mauritius
Flextronics International Asia-Pacific Ltd	Mauritius
Flextronics International (Mauritius) Ltd	Mauritius
Flextronics Resources Limited	Mauritius
Flextronics Sales & Marketing (A-P) Ltd.	Mauritius
Flextronics Sales & Marketing (China) Ltd.	Mauritius
Flextronics Sales & Marketing (L-A) Ltd.	Mauritius
Flextronics SMI (China) Ltd	Mauritius
Flextronics Technology (Mauritius) Ltd.	Mauritius
Flextronics Telecom Systems, Ltd.	Mauritius
Multek Technologies Limited	Mauritius
Power Systems Technologies Ltd.	Mauritius

Software Systems Holdings Ltd.	Mauritius
Flextronics Aguascalientes Servicios S.A. de C.V.	Mexico
Flextronics Holdings Mexico, S.A. de C.V.	Mexico
Flextronics Logistics, S.A. de C.V.	Mexico
Flextronics Manufacturing Aguascalientes S.A. de C.V.	Mexico
Flextronics Manufacturing Mex, S.A. de C.V.	Mexico
Flextronics Manufacturing Juarez S. de R.L. de C.V.	Mexico
Flextronics Network S.A. De C.V.	Mexico
Flextronics Plastics, S.A. de C.V.	Mexico
Flextronics Real Estate Puebla, S. de R.L. de C.V.	Mexico
Flextronics Servicios Mexico, S. de R.L. de C.V.	Mexico
Groupo Flextronics, S.A. de C.V.	Mexico
Parque de Tecnologia Electronica, S.A. de C.V.	Mexico
Chatham International Holdings B.V.	Netherlands
DII Europe B.V.	Netherlands
DII International Holdings B.V.	Netherlands
Flextronics Central Europe B.V.	Netherlands
Flextronics International Cork B.V.	Netherlands
Flextronics International Europe B.V.	Netherlands
Flextronics International N.V.	Netherlands
Flextronics Logistics B.V.	Netherlands
Flextronics ODM Netherlands N.V.	Netherlands
Flextronics International Norway AS	Norway
Flextronics Design Poland SP. Z.O.O.	Poland
Flextronics International Moulds, Dies and Special Toolings Poland sp.z.o.o.	Poland
Flextronics International Passive Components and Transformers Poland Sp z.o.o	Poland
Flextronics International Plastic Components Poland Sp z.o.o	Poland
Flextronics International Poland Sp z.o.o	Poland
Flextronics Consultadoria e Servicos Lda	Portugal
Add Plus Precision Engineering Pte. Ltd.	Singapore
Flextronics China Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Design Asia Pte. Ltd.	Singapore
Flextronics Distribution Centre (Singapore) Pte. Ltd.	Singapore
Flextronics Holding (Singapore) Pte. Ltd.	Singapore
Flextronics Industries Singapore Ltd.	Singapore
Flextronics International Holdings Pte. Ltd.	Singapore
Flextronics International Singapore Pte. Ltd.	Singapore
Flextronics International (Singapore Group) Pte. Ltd.	Singapore
Flextronics Investments (Singapore) Pte. Ltd.	Singapore
Flextronics Logistics (Singapore) Pte. Ltd.	Singapore
Flextronics Plastics (Singapore) Pte. Ltd.	Singapore
Flextronics Technology (Singapore) Pte. Ltd.	Singapore
Hi Skill Industries Pte. Ltd.	Singapore
Li Xin Enterprise Pte. Ltd.	Singapore
Li Xin Plastic Industries Pte. Ltd.	Singapore
Li Xin Precision Engineering Pte. Ltd.	Singapore
Li Xin Technology Pte. Ltd.	Singapore

Flextronics Mechanicals Singapore Pte. Ltd.	Singapore
Flextronics Mould Manufacturing Pte. Ltd.	Singapore
Flextronics South Africa (Proprietary) Limited	South Africa
Flextronics Design, S.L.	Spain
Flextronics Enclosure System AB	Sweden
Flextronics Group Sweden AB	Sweden
Flextronics Holdings AB	Sweden
Flextronics International Group Sweden AB	Sweden
Flextronics International Sweden AB	Sweden
Flextronics Network Services Sweden AB	Sweden
Flextronics Network Services Holding Sweden AB	Sweden
Swedform AB	Sweden
Swedform Flextronics Systems AB	Sweden
Swedform Holdings AB	Sweden
Wavebreaker AB	Sweden
Flextronics ODM Luxembourg SA	Switzerland
Flextronics International Gesellschaft m.b.H.	Switzerland
Flextronics International (Taiwan) Ltd.	Taiwan
MCE Industries (Thailand) Ltd.	Thailand
Flextronics Design Ukraine T.O.V.	Ukraine
Flextronics Software Ukraine T.O.V.	Ukraine
Flextronics LLC/T.O.V. (Fabrik Flextronics GmbH)	Ukraine
Radioplant of Beregovo/Beregivskiy Radiozavod	Ukraine
Torchprilad (Limited Liability Company “Tochprylad”)	Ukraine
Chemtech (UK) Ltd	United Kingdom
Express Cargo Forwarding Limited	United Kingdom
Flextronics (UK) Design Services Limited	United Kingdom
Flextronics Semiconductor Ltd.	United Kingdom
Flextronics Holding UK Limited	United Kingdom
Flextronics International (UK) Ltd.	United Kingdom
Flextronics International Telecom Manufacturing Limited	United Kingdom
Flextronics Limited	United Kingdom
Future Communications Software Limited	United Kingdom
Avnisoft Corporation	United States, California
Emuzed, Inc.	United States, California
Flextronics AP, LLC	United States, Colorado
Flextronics Design PDG Inc.	United States, California
Flextronics Distribution, Inc.	United States, California
Flextronics Enclosure Systems, Inc.	United States, Delaware
Flextronics Enclosures, Inc.	United States, Delaware
Flextronics Enterprise Solutions, Inc.	United States, California
Flextronics Foundation	United States, California
Flextronics Holdings Texas LLC	United States, Colorado
Flextronics Holding U.S.A., Inc.	United States, Delaware
Flextronics International Holding Corp.	United States, California
Flextronics International PA, Inc.	United States, California
Flextronics International USA, Inc.	United States, California
Flextronics Logistics USA, Inc.	United States, California

Flextronics Manufacturing Texas LLC	United States, Colorado
Flextronics Metal Specialties, Inc.	United States, Illinois
Flextronics Mexico, Inc.	United States, Delaware
Flextronics Nevada, Inc.	United States, Nevada
Flextronics Photonics FICO, Inc.	United States, Massachusetts
Flextronics Photonics PPT, Inc.	United States, Oregon
Flextronics Photonics Wave Optics, Inc.	United States, California
Flextronics Systems Texas, Ltd.	United States, Texas
Flextronics USA, Inc.	United States, Delaware
Frog Design, Inc.	United States, California
Future Communications Software	United States, California
Multek Flextible Circuits, Inc.	United States, Delaware
Multek Texas, Inc.	United States, Delaware
Multilayer Technology Inc.	United States, California
Multilayer Tek L.P.	United States, Texas
Precision Optical Systems, Inc.	United States, California